GOAMERICA, INC.
                              433 Hackensack Avenue
                          Hackensack, New Jersey 07601

                                November 28, 2006

To Our Stockholders:

      You  are  cordially   invited  to  attend  the  2006  Annual   Meeting  of
Stockholders of GoAmerica, Inc., to be held at 10:00 a.m. local time, on Thursday, December 21, 2006, at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Those of you who are receiving this document as part of the Annual Meeting package should note that the enclosed copy of our Form 10-K for the year ended December 31, 2005 is being provided as our most recent annual report. Due to the time between the filing of the 10-K and this Proxy Statement, the most current information about our Directors and Executive Officers is contained in this Proxy Statement. Additionally, please note that all share amounts of GoAmerica Common Stock reported in this Proxy Statement have been adjusted to reflect all of the reverse stock splits we effected in 2004.

      It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we urge you to have your shares represented by taking a moment to vote by phone, via the Internet or by using the enclosed proxy card, at your earliest convenience. Unless the proxy is validly revoked by you, your shares will be voted in accordance with the instructions you have given in your proxy.

      Thank you for your continued support.

                                           Sincerely,

                                           /s/ Aaron Dobrinsky
                                           -----------------------------
                                                Aaron Dobrinsky
                                                Chairman

                                           /s/ Daniel R. Luis
                                           -----------------------------
                                                Daniel R. Luis
                                                Chief Executive Officer

                                 GOAMERICA, INC.
                              433 Hackensack Avenue
                          Hackensack, New Jersey 07601

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On December 21, 2006

      The Annual Meeting of Stockholders (the "Meeting") of GoAmerica, Inc., a Delaware corporation (the "Company"), will be held at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey on Thursday, December 21, 2006, at 10:00 a.m. local time, to consider and act upon:

      (1) a proposal to elect three Class C directors to serve until the 2009 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified; and

      (2) such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Holders of record of Common Stock at the close of business on November 10, 2006 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 433 Hackensack Avenue, Hackensack, New Jersey for a period of ten days prior to the Meeting as well as on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

      Your vote is important regardless of the number of shares that you own. Whether or not you plan to attend the meeting in person, kindly sign, date and return the enclosed proxy card and mail it promptly in the enclosed return envelope, or follow the instructions provided for voting by phone or the Internet. The prompt return of proxies or votes by phone or the Internet will ensure a quorum and save the Company the expense of further solicitation. Each proxy granted may be revoked by the stockholder appointing such proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or addresses, each proxy card should be signed and returned to ensure that all of your shares will be voted. If you elect to vote by phone or the Internet, the last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the Internet, and later decide to attend the Meeting, you may cancel your previous vote and vote in person at the Meeting.


Hackensack, New Jersey                     By Order of the Board of Directors

November 28, 2006                          /s/ Daniel R. Luis
                                           -------------------------------------
                                               Daniel R. Luis
                                               Chief Executive Officer

      The Company's 2005 Annual Report on Form 10-K accompanies the Proxy Statement.

                                 GOAMERICA, INC.
                              433 Hackensack Avenue
                          Hackensack, New Jersey 07601

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of GoAmerica, Inc. (the "Company", "GoAmerica", or "We" and any derivations thereof) of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Thursday, December 21, 2006 (the "Meeting"), at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey at 10:00 a.m. local time, and at any adjournment or adjournments thereof. Holders of record of shares of Common Stock, $0.01 par value ("Common Stock"), as of the close of business on November 10, 2006, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 2,460,951 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Meeting. Please note that all share amounts of GoAmerica Common Stock reported in this Proxy Statement have been adjusted to reflect all of the reverse stock splits we effected in 2004.

      This Proxy Statement, together with the related proxy card, are being mailed to the stockholders of the Company on or about November 28, 2006. The Annual Report of the Company for the year ended December 31, 2005, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all stockholders of record as of November 10, 2006. We have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Proxy Statement and Annual Report so that such record holders are able to supply such materials to beneficial owners as of November 10, 2006. We will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card, and any additional materials furnished to stockholders. You may vote by completing and returning the enclosed proxy or by voting in person at the Meeting. In addition, you may be able to vote by phone or via the Internet, as described below.

      Whether or not you plan to attend the Meeting, please take the time to vote. Votes may be cast:

      o     by traditional paper proxy card;

      o     by phone;

      o     via the Internet; or

      o     in person at the Meeting.

      Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

      Voting by Proxy Card. If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted:

      o FOR the election of the three nominees named herein as Class C directors of the Company; and

      o In the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.

      Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

      Voting by Phone or via the Internet. If you are a stockholder of record (that is, if your stock is registered with the Company in your own name), you may vote by phone, or through the Internet, by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication

Services that allows you to vote by phone or the Internet. If so, the voting form your nominee sent you will provide phone and Internet voting instructions. The last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the Internet, and later decide to attend the Meeting, you may cancel your previous vote and vote in person at the Meeting.

      The deadline for voting by phone or through the Internet as a stockholder of record is 11:59 p.m., EST, on December 20, 2006. For stockholders whose shares are registered in the name of a broker or other nominee, please consult the voting instructions provided by your broker for information about the deadline for voting by phone or through the Internet.

      Voting in Person. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

      Attendance at the Meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the Meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the Meeting.

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the Meeting for purposes of determining whether a quorum exists.

      If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter.

      Nominees for election as Class C directors at the Meeting will be elected by a plurality of the votes of the shares present, in person or by proxy, at the Meeting. Nominees receiving the greatest number of votes duly cast for the election of directors will be elected. Abstentions and broker non-votes are not counted as votes cast for purposes of electing directors.

                              ELECTION OF DIRECTORS

      At the Meeting, three Class C directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2009 and until their successors shall have been elected and qualified.

      We currently have seven directors. As set forth in our amended and restated certificate of incorporation, the terms of office of the members of the Board of Directors are divided into three classes: Class A, whose term will expire at the 2007 Annual Meeting of Stockholders; Class B, whose term will expire at the 2008 Annual Meeting of Stockholders; and Class C, whose term will expire at the 2006 Annual Meeting of Stockholders. The current Class A directors are Jan Dehesh and Joseph Korb, the current Class B directors are Daniel Luis and David Lyons, and the current Class C directors are Aaron Dobrinsky, Sue Decker and King Lee. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our by-laws permit the Board of Directors to increase or decrease the size of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. This classification of the Board of Directors may have the effect of delaying or preventing changes in control or management of GoAmerica.

      It is the intention of the persons named in the enclosed form of proxy to vote the shares of Common Stock represented thereby, unless otherwise specified in the proxy, "For" the election as Class C directors of the nominees whose names and biographies appear below. In the event that any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy

Statement and to serve if elected. If the nominees for Class C director are elected at the Meeting, their terms will expire at the 2009 Annual Meeting of Stockholders. None of the Company's current directors is related to any other director or to any executive officer of the Company.

      The current nominees for election as Class C directors to the Board of Directors are as follows:

                                  Served as a
       Name              Age     Director Since     Positions with the Company
       ----              ---     --------------     --------------------------

Aaron Dobrinsky....       42          1996          Chairman of the Board and
                                                    Class C Director

D. Sue Decker......       49          2006          Class C Director

King Lee...........       66          2003          Class C Director


      The principal occupations and business experience for the past five or more years of each nominee is as follows:

      Aaron Dobrinsky founded GoAmerica in 1996 and has served as our Chairman of the Board since inception. He also served as our President until November 2000 and our Chief Executive Officer until January 2003. Since 2006, he has served as President of Dobrinsky Advisors, Inc., a management consulting and advisory firm providing strategic and operational guidance to start-up and mid-stage companies in the telecommunications, technology and services industries. Mr. Dobrinsky was an executive member of the board of directors of RoomLinX, Inc., a provider of wireless high-speed Internet network solutions to hotels and conference centers, from June 2004 through November 17, 2006, where he also served as Chief Executive Officer from June 2004 through November 1, 2005.

      Sue Decker joined our Board of Directors in June 2006 upon the retirement of Alan Docter from the Company's Board of Directors. Since February 2005, Ms. Decker has served as President of Blue House Consulting, LLC, a firm providing strategic planning, product and marketing counsel to clients in the United States and Europe. From 1998 to 2005, Ms. Decker served as General Manager for AT&T's relay services division, where she was responsible for managing telecommunication services focused on the deaf and hard of hearing market, including traditional relay, operator services for deaf consumers, Internet relay and video relay service. Ms. Decker is also a member of the Board of Associates at Gallaudet University in Washington, D.C., the world leader in liberal arts education and career development for deaf and hard of hearing undergraduate students and internationally recognized for its graduate programs.

      King Lee joined our Board of Directors in January 2003. Mr. Lee currently serves as the Managing Partner of Resource Capitalist, LLC, an executive management consulting firm. During his career he has served as the chief executive officer of a number of companies, both public and private. Mr. Lee has spent the last thirteen years investing in turnaround companies, and during that same period Mr. Lee was also the co-founder of Wynd Communications Corp., which became a wholly-owned subsidiary of GoAmerica in June 2000. Mr. Lee served on the board of directors of Wynd Communications Corp. until its acquisition by us. Mr. Lee also serves on the boards of directors of several privately held companies.

      The Board of Directors recommends that stockholders vote FOR each of the nominees for the Board of Directors. Please note that proxies cannot be voted for more than three directors.

Board of Directors

       We have seven members on our Board of Directors. The current composition of our Board of Directors is as follows:

                               Served as a
                                 Director
        Name             Age      Since          Positions with the Company
        ----             ---   -----------       --------------------------
Aaron Dobrinsky.....      42       1996         Chairman of the Board and
                                                Class C Director

Daniel R. Luis......      40       2003         Chief Executive Officer and
                                                Class B Director

D. Sue Decker.......      49       2006         Class C Director

Joseph Korb.........      54       1996         Class A Director

Janice Dehesh.......      51       2006         Class A Director

King Lee............      66       2003         Class C Director

David Lyons.........      57       2004         Class B Director

      For the biographical summaries of our Class C directors,  Aaron Dobrinsky,
D. Sue Decker and King Lee, see the list of nominees above.

      Daniel R. Luis joined our Board of Directors in January 2003, at the time he was elected our Chief Executive Officer. He previously served as our President and Chief Operating Officer from May 2002 until January 2003. Mr. Luis is also President and Chief Executive Officer of Wynd Communications Corp., which became a wholly owned subsidiary of GoAmerica in June 2000. Mr. Luis joined Wynd in 1994 and has held his current positions with Wynd since 1998.

      Joseph Korb joined GoAmerica in 1997 as Executive Vice President and has been a director since October 1996. From May 2002 to March 2004, Mr. Korb served as our Executive Vice Chairman, having served as our President from November 2000 until May 2002. Mr. Korb is currently a principal in three privately held companies that specialize in software solutions and services for embedded systems.

      Jan Dehesh joined GoAmerica's Board of Directors in September 2006, upon the retirement of Mark Kristoff from the Company's Board of Directors. Since
2004, Ms. Dehesh has run her own wireless/telecommunications consulting firm, Dehesh International. From 1987 to 2004, she served in several executive roles at QUALCOMM. Most recently, as a Vice President of Business Development, Ms. Dehesh developed and implemented marketing programs to accelerate the adoption of QUALCOMM's Code Division Multiple Access (CDMA) products and services through strategic partnerships on a worldwide basis. Previously, Ms. Dehesh served as Vice President of Information Technology at QUALCOMM and helped create the company's worldwide telecommunications and computing infrastructure.

      David Lyons joined our Board of Directors in October 2004. Mr. Lyons is currently a Principal of Den Ventures, LLC, which provides outsourced business management services to the medical and communications industries. Mr. Lyons is also a managing partner of the Nacio Investment Group, LLC, which holds an interest in Nacio Systems, Inc., a managed hosting company that provides outsourced infrastructure and communication services for mid-size businesses. From 1998 to 2000, Mr. Lyons served as Vice President of Acquisitions for Expanets, Inc., a national provider of converged communications solutions founded by NorthWestern Corporation that acquired numerous local communications and data networking companies, as well as Lucent Technology's Growing and Emerging Markets (GEM) division. Previously, he was Chairman, CEO of Amnex, Inc., President of Walker Telephone Systems, Inc., and practiced corporate and securities law with the firm of Certilman Haft in New York City.

      Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors and on corporate governance reform. NASDAQ has adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. The Board of Directors has determined that Mr. Lee, Mr. Lyons, Ms. Decker and Ms. Dehesh satisfy the NASDAQ definition of independence.

Compensation of Directors

      Non-employee directors serving on our Board of Directors receive a $5,000 per quarter retainer and per meeting fees of $1,250 for each in-person Board meeting attended, and $750 for each telephonic Board meeting attended. Each Committee member receives $500 for each Board Committee meeting attended, except when a Committee meeting is held reasonably contiguous to a Board meeting. Each Committee Chairman receives an additional $1,500 per quarter if the Committee which he or she chairs has met during that quarter. In addition, Aaron Dobrinsky receives a quarterly fee of $2,500 for serving as our Chairman of the Board. Each director is reimbursed by us for reasonable expenses they incur in connection with their participation in our Board meetings.

      On November 7, 2006, we granted restricted stock awards covering a total of 92,500 shares of our Common Stock to non-employee members of our Board of Directors for serving on our Board (10,000 shares to each of Ms. Decker and Ms. Dehesh, an aggregate of 20,000 shares to each of Messrs. Dobrinsky, Korb and Lee, and an aggregate of 12,500 shares to Mr. Lyons). We also granted restricted stock awards covering a total of 30,000 shares of our Common Stock to two former directors who now serve as consultants to the Company.

Committees and Meetings of the Board

      The Board of Directors held 12 meetings during 2005. During this period, each incumbent member of the Board of Directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (during the period such person served as a director) and
(ii) the total number of meetings held by all Committees of the Board on which each such director served (during the period such director served).

      The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

      Compensation Committee. The Compensation Committee approves salaries and incentive compensation for our executive officers and key employees and administers the Company's 1999 Stock Plan and 2005 Equity Compensation Plan. In 2005, the Compensation Committee was comprised of Messrs. Docter, Kristoff and Lee, with Mr. Docter serving as Chairman. The Compensation Committee is currently comprised of King Lee (who serves as Chairman), Jan Dehesh and David Lyons. The Compensation Committee held three meetings during 2005.

      Audit Committee. The Audit Committee oversees the accounting and financial reporting processes of GoAmerica and the audits of the financial statements of the Company. The Audit Committee's responsibilities include: (i) evaluating, engaging and, if necessary, dismissing the Company's independent auditors; (ii) reviewing and reporting on the results and scope of their audit findings; (iii) reviewing the Company's periodic reports filed with the Securities and Exchange Commission; and (iv) monitoring, on a periodic basis, the internal controls of the Company. In 2005, the Audit Committee was comprised of Messrs. Docter, Kristoff and Lee, with Mr. Lee serving as Chairman. The Audit Committee is currently comprised of King Lee (who serves as Chairman), Sue Decker and David Lyons. The Audit Committee held four meetings during 2005. The Company's Board of Directors has determined that Mr. Lee constitutes an "audit committee financial expert", as such term is defined by the Securities and Exchange Commission. The Company's Common Stock is listed on the NASDAQ Capital Market and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules and under the SEC's Rule 10A-3.

      Nominating Committee. The Nominating Committee's responsibilities include recommending to the Board of Directors qualified individuals to serve on the Company's Board of Directors. In 2005, the Nominating Committee was comprised of Messrs. Lyons, Docter and Kristoff, with Mr. Kristoff serving as Chairman. The Nominating Committee is currently comprised of King Lee (who serves as Chairman), Sue Decker and David Lyons. The Nominating Committee met once during 2005.


                             AUDIT COMMITTEE MATTERS

      The following report of the Audit Committee is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

      Audit Committee Charter. The Audit Committee Charter was attached as Appendix A to GoAmerica's November 2004 proxy statement.

      Independence of Audit Committee Members. The Company's Common Stock is listed on the NASDAQ Capital Market and the Company is governed by the listing standards applicable thereto. Each of the members of the Audit Committee has been determined to be an "independent director" within the meaning of Securities and Exchange Commission and National Association of Securities Dealers Marketplace rules and regulations.

      As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management and financial personnel and the independent auditors, the following:

      o the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

      o     the  Company's  financial   disclosure   documents,   including  all
            financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

      o changes in the Company's accounting practices, principles, controls or methodologies;

      o significant developments or changes in accounting rules applicable to the Company; and

      o the adequacy of the Company's internal controls and accounting and financial personnel.

      Audit Committee Report. In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005:

      (1) the Audit Committee reviewed and discussed the audited financial statements with the Company's management;

      (2) the Audit Committee discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the quality and acceptability of the Company's financial reporting process and controls;

      (3) the Audit Committee reviewed the written disclosures and the letter from the Company's independent auditors required by the Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company's independent auditors any relationship that may impact their objectivity and independence and satisfied itself as to the auditors' independence; and

      (4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2005 Annual Report on Form 10-K.

               By the Audit Committee of the Board of Directors of
                                 GoAmerica, Inc.

                               King Lee (Chairman)
                                  D. Sue Decker
                                   David Lyons

Audit Fees

      In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee's charter, all audit and audit-related work and all non-audit work performed by the Company's independent accountants, WithumSmith+Brown P.C. ("WithumSmith"), is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

      Audit Fees. Audit fees billed or expected to be billed to the Company by WithumSmith for the audit of the financial statements included in the Company's Annual Reports on Form 10-K, and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, for the years ended December 31, 2005 and 2004 totaled approximately $132,000 and $94,000, respectively.

      Audit-Related Fees. The Company was billed approximately $22,000 and $10,000 by WithumSmith for assurance and related services rendered by WithumSmith during the fiscal years ended December 31, 2005 and 2004, respectively, that are not reported under the immediately preceding paragraph.

      Tax Fees. The Company was billed $0 and approximately $2,000 by WithumSmith for each of the fiscal years ended December 31, 2005 and 2004 for tax services, principally advice regarding the preparation of income tax returns.

      All Other Fees. The Company was billed $0 and $0 by WithumSmith for all other permitted non-audit services for the fiscal years ended December 31, 2005 and 2004.

      Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of the Audit-Related Fees, Tax Fees and All Other Fees are compatible with maintaining the independence of the Company's principal accountant.

      Applicable law and regulations provide an exemption that permits certain services to be provided by the Company's outside auditors even if they are not pre-approved. The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

      A representative of WithumSmith is expected to attend the Meeting and to be available to respond to appropriate questions from stockholders.

                          NOMINATING COMMITTEE MATTERS

      Nominating Committee Charter. The Board has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee's charter was attached as Annex A to the Company's November 2005 proxy statement.

      Independence of Nominating Committee Members. All members of the Nominating Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace rules.

      Procedures for Considering Nominations Made by Stockholders. The Nominating Committee's charter describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that in order for a nomination to be included in GoAmerica's proxy statement, written notice of the nomination must be delivered to the Secretary of GoAmerica at the principal executive offices of GoAmerica not later than the 120th calendar day before the date of GoAmerica's proxy statement released to its stockholders in connection with the prior year's annual meeting; provided, however, that if the date of the annual meeting has been changed by more than 30 days from the date of the previous year's meeting, the notice to be timely must be delivered a reasonable time before GoAmerica begins to print and mail its proxy materials. The charter also states that in order for a nomination to be presented at a meeting, without being included in GoAmerica's proxy materials, the notice to be timely must be delivered at least 150 calendar days prior to the anniversary date of the prior year's annual meeting. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

      Qualifications. The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

      o must satisfy any legal requirements applicable to members of the Board;

      o must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

      o     must have a reputation for honesty and ethical conduct;

      o must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

      o must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee's capacity to serve in a fiduciary position.

      Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee's charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

      o a review of the information provided to the Nominating Committee by the proponent;

      o a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

      o     a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

      Third Party Recommendations. In connection with the 2006 Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of GoAmerica's Common Stock for at least one year.

                    STOCKHOLDER COMMUNICATIONS WITH THE BOARD

      The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to GoAmerica's General Counsel and Secretary and should be sent to such individual c/o GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the General Counsel and Secretary's receipt of such a communication, he or she will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

      Board members are encouraged, but not required by any specific Board policy, to attend GoAmerica's annual meetings of stockholders. Three of the members of the Board attended GoAmerica's 2005 Annual Meeting of Stockholders.

                               EXECUTIVE OFFICERS

      The  following  table  identifies  the current  executive  officers of the
Company:

                                                                                                            In Current
Name                                  Age      Capacities in Which Serving                                 Position Since
----                                  ---      ---------------------------                                 --------------
Daniel R. Luis (1)...............      41      Chief Executive Officer                                         2003
Donald G. Barnhart (2)...........      49      Chief Financial Officer                                         2004
Jesse Odom (3)...................      42      Chief Technology Officer                                        2000
Wayne D. Smith (4)...............      48      Executive Vice President, General Counsel and Secretary         2006

----------
(1) For a description of Mr. Luis's business experience, see "Election of Directors".

(2) Donald Barnhart joined GoAmerica in 1999 and became its Vice President and Controller in 2000. He was appointed Chief Financial Officer in March 2004. Prior to joining GoAmerica, Mr. Barnhart held various finance positions with Bogen Communications (a telecommunications manufacturer) and operated his own accounting and consulting firm. Mr. Barnhart is a CPA in New Jersey.

(3) Jesse Odom joined GoAmerica in 1996 as Vice President of Network Operations. He was appointed Chief Technology Officer in November 2000.

(4) Wayne Smith joined GoAmerica in May 2002 as Vice President, General Counsel and was appointed corporate Secretary in November 2003. He was appointed Executive Vice President, General Counsel and Secretary in March 2006. Prior to joining GoAmerica, Mr. Smith held a variety of legal and staff positions with Viacom Inc. (a diversified entertainment company) from 1985 to 2001, most recently serving as Vice President, Corporate Counsel.

      None of our executive officers is related to any other executive officer or to any director of the Company. Our executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board of Directors, except as otherwise described under "Executive Compensation -- Employment Agreements, Termination of Employment and Change-in-Control Arrangements."

Section 16(a) Beneficial Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, officers, and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required to furnish us with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a). Based on our review of the copies of such forms received by us or written representations from such reporting persons, each such reporting person filed all of their respective reports pursuant to Section 16(a) on a timely basis during 2005.

Code of Ethics

      GoAmerica maintains a code of ethics applicable to its directors, executive officers and other senior financial personnel. A copy of this code of ethics is posted on our website, accessible at http://www.goamerica.com/Company_info/ethics_execs.php. GoAmerica will furnish (free of charge) a copy of this code of ethics to any person who requests a copy either by calling Investor Relations at (201) 996-1717 or by submitting a written request to Investor Relations at GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601.


                             EXECUTIVE COMPENSATION

Summary of Compensation in 2005, 2004 and 2003

      The following Summary Compensation Table sets forth, for the years ended December 31, 2005, 2004 and 2003, information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during 2005, regardless of compensation level, and each other executive officer at the end of 2005 whose aggregate salary and bonus exceeded $100,000 during 2005 (collectively, the "Named Executives").


                                                  ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
                                       ------------------------------------------    ------------------------------------------
                                                                       Other                       Securities
                                                                       Annual        Restricted    Underlying      All Other
Name and Principal                       Salary       Bonus (1)     Compensation        Stock       Options       Compensation
Position                     Year         ($)            ($)           ($)(2)        Awards($)(3)     (#)             ($)
-------------------------    ------    -----------    ----------    -------------    ------------  ---------    ---------------
Daniel R. Luis               2005       200,000             --              --         419,200          --         6,250 (5)
Chief Executive Officer      2004       229,046(4)      25,000              --              --       4,375         5,593 (5)
                             2003       179,706(4)          --              --              --          --         3,351 (5)

Donald G. Barnhart           2005       165,000             --              --         288,200          --         6,250 (5)
Chief Financial Officer      2004       160,115         27,000              --              --       3,422         5,500 (5)
  and Principal              2003       154,884             --              --              --          --         3,351 (5)
  Accounting Officer

Jesse Odom                   2005       165,000             --              --         288,200          --         5,500 (5)
Chief Technology             2004       178,654(6)      20,000              --              --       3,422         4,361 (5)
  Officer                    2003       164,613(6)          --              --              --          --         7,235 (5)

Wayne D. Smith               2005       162,695             --              --         288,200          --         5,500 (5)
Executive Vice President,    2004       150,014         50,000(8)           --              --       3,047            --
  General Counsel and        2003       145,000             --              --              --          --            --
  Secretary(7)

----------

(1) Except as otherwise indicated, the bonus awards were earned in the year indicated and were paid in the following year.

(2) The value of certain personal benefits is not included since the aggregate amount of such compensation did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus for such Named Executives.

(3) The amounts shown for 2005 represent the fair market value (based on the closing sale price on NASDAQ on the grant date) of shares covered by restricted stock awards granted under the Company's 2005 Equity Compensation Plan (80,000 shares for Mr. Luis and 55,000 shares for each of Messrs. Barnhart, Odom and Smith). The restricted stock awards vest in three equal installments beginning one year after the grant date, so long as the executive has not voluntarily terminated employment or been terminated for cause. At December 31, 2005, the value of the restricted stock granted to the Named Executives (based upon the closing sale price of the Common Stock on December 30, 2005, the last trading day of 2005, or $3.86) was $308,800 for Mr. Luis and $212,300 for each of Messrs. Barnhart, Odom and Smith.

(4) Mr. Luis deferred approximately $35,000 of his base salary until 2004, contingent upon the closing of our March 2004 financing.

(5) Represents the dollar value of automobile lease payments paid by or on behalf of the Company for the benefit of the Named Executive.

(6) Mr. Odom deferred approximately $15,000 of his base salary until 2004, contingent upon the closing of our March 2004 financing.

(7)   Mr. Smith was appointed an executive officer of the Company in March 2005.

(8)   One half of such bonus amount was paid during 2005.

Stock Options

      No stock options were granted to, or exercised by, the Named Executives during 2005. None of the Named Executives owned during 2005 any stock options with an exercise price below $3.86, the closing sale price of one share of the Company's Common Stock on December 30, 2005.

      The following table presents information concerning the number of stock options held by the Named Executives at December 31, 2005:

                     Number of Shares Underlying Unexercised
                         Options at Fiscal Year-end (#)
                     ---------------------------------------
               Name                 Exercisable        Unexercisable
               ----                 -----------        -------------
               Daniel R. Luis         16,433                --
               Donald Barnhart         5,405                --
               Jesse Odom             10,299                --
               Wayne D. Smith          4,514                --


Employment   Agreements,   Termination  of  Employment   and   Change-in-Control
Arrangements

      Mr. Luis is a party to an amended and restated agreement with the Company, effective as of November 8, 2005, under which he now serves as our Chief Executive Officer at an initial base salary of $200,000. Mr. Barnhart is a party to an amended and restated agreement with the Company, effective as of November 8, 2005, under which he serves as the Company's Chief Financial Officer at an initial base salary of $165,000. Mr. Odom is a party to an amended and restated agreement with the Company, effective as of November 8, 2005, under which he serves as the Company's Chief Technology Officer at an initial base salary of $165,000. Mr. Smith is a party to an agreement with the Company, dated as of November 8, 2005, under which he serves as the Company's Executive Vice President, General Counsel and Secretary at an initial base salary of $165,000. The Compensation Committee may award any or all of the Named Executives additional bonus payments, option grants or restricted stock awards in its discretion.

      The current term of each agreement with the four Named Executives is for two years; each such agreement provides for an annual salary review and a specified increase in base salary as of the end of the Company's first fiscal quarter in 2006 or thereafter for which the Company reports (or would have been able to report but for extraordinary charges that are not expected to recur) EBIDTA profitability as determined by the Company's independent auditors.

      In the event any of Messrs. Luis, Barnhart, Odom or Smith is terminated without cause, resigns for good reason or, in the case of Mr. Luis, is not reelected to the Company's Board of Directors, he shall be entitled to receive enhanced severance, in an amount equal to one year's base salary. In the event of non-renewal of an agreement with a Named Executive, the Named Executive shall be entitled to receive an amount equal to six months of base salary.

      Each of Messrs. Luis, Odom, Barnhart and Smith also receives up to $500 per month in automobile allowances and is reimbursed for additional automobile expenses incurred in connection with their duties. Each employment agreement also contains certain invention assignment and confidentiality provisions and also requires that the Company maintain standard directors and officers insurance of no less than $10 million.

      GoAmerica requires all employees to sign an agreement pursuant to which they agree to maintain the confidentiality of our proprietary information, to assign any inventions to us, and to agree not to solicit our customers, suppliers or employees away from us.

Performance Graph

      The following line graph compares the cumulative total stockholder return on our Common Stock with the cumulative total return on the NASDAQ Stock Market (U.S.) Index and the Dow Jones U.S. Mobile Telecommunications Index for the last five fiscal years. The stock performance shown on the graph below is not indicative of future price performance. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends and increases or decreases in market price.

              COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                [GRAPHIC OMITTED]

                                                                        FISCAL YEAR ENDING
                                        ----------------------------------------------------------------------------------
    COMPANY/INDEX/MARKET                12/29/2000    12/31/2001    12/31/2002    12/31/2003      12/31/2004    12/31/2005
    --------------------                ----------    ----------    ----------    ----------      ----------    ----------
GoAmerica, Inc.                           100.00         42.23          5.40          6.88            2.29           .90
DJ US Mobile Telecommunications           100.00         78.08         31.38         47.14           68.24         78.66
NASDAQ Market Index                       100.00         79.71         55.60         83.60           90.63         92.62


Compensation Committee Report On Executive Compensation

      The following report is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

      The Compensation Committee has furnished the following report:

      The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum performance by aligning the executives' interest with that of stockholders by basing a portion of compensation on corporate performance.

      The Compensation Committee reviews and determines base salary levels for executive officers of the Company on an annual basis and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Additionally, the Compensation Committee makes grants under and administers all of the Company's equity compensation plans.

      The Company's executive officer compensation program is comprised of base salary, discretionary annual cash and/or stock bonuses, stock options and restricted stock awards, automobile and other expense allowances, and various other benefits, including medical insurance and a 401(k) Plan, which are generally available to all employees of the Company.

      Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

      Bonuses are paid on an annual basis and are discretionary. The amount of bonus, if any, is based on criteria designed to effectively measure a particular executive's attainment of goals that relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on operational and financial results of the Company and the executive's individual performance in achieving the results. No cash bonuses were paid to the Named Executives in 2005.

      The equity compensation program is designed to relate executives' long-term interests to stockholders' long-term interests. The Company's 2005 Equity Compensation Plan, which was approved by the stockholders at the 2005 Annual Meeting of Stockholders, provides for the grant of restricted stock awards in addition to stock options. These grants are made on the basis of individual performance and/or the achievement of internal strategic objectives.

      In the spring of 2005, the Compensation Committee retained an independent compensation consultant to assist in evaluating both executive officer and outside director compensation. After reviewing the consultant's recommendations, the Company entered into new employment agreements with its executive officers. See "Employment Agreements, Termination of Employment and Change-in-Control Arrangements". In accordance with the terms of their new employment agreements, each of the Named Executives was granted a restricted stock award in 2005, which vests over time. See footnote 3 of the table under Executive Compensation contained in this Proxy Statement. In light of the restricted stock award grants, no stock options were granted to the Named Executives in 2005.

      Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Chief Executive Officer and four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the deduction limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company's stockholders, after taking into consideration changing business conditions and the performance of employees.

           By the Compensation Committee of the Board of Directors of
                                 GoAmerica, Inc.

                               King Lee (Chairman)
                                  Janice Dehesh
                                   David Lyons

Security Ownership of Certain Beneficial Owners and Management

Common Stock

      The following table sets forth certain information, as of November 15, 2006, with respect to holdings of our Common Stock by (i) each person known by us to beneficially own more than 5% of the total number of shares of Common Stock outstanding as of such date, based on currently available Schedules 13D and 13G filed with the SEC, (ii) each of our directors, nominees and Named Executives, and (iii) all directors and executive officers as a group. Unless otherwise indicated, the address for the individuals below is that of the
Company: GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601.

                                          Amount and Nature of        Percent
Name and Address of Beneficial Owner      Beneficial Ownership(1)   of Class (2)
------------------------------------      -----------------------   ------------
Directors and Named Executives:

Donald Barnhart..........................        63,202(3)              2.6
Aaron Dobrinsky..........................        59,390(4)              2.4
D. Sue Decker............................        10,000(5)                *
Janice Dehesh............................        10,000(6)                *
Joseph Korb..............................        31,215(7)              1.3
King Lee.................................        24,746(8)              1.0
Daniel R. Luis...........................        98,733(9)              4.0
David Lyons..............................        20,000(10)               *
Jesse Odom...............................        65,299(11)             2.7
Wayne D. Smith...........................        59,639(12)             2.4
All directors and executive officers
as a group (10 persons)..................       442,224(13)            18.0%
----------
*     Less than one percent.
(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.
(2) Applicable percentage of ownership is based on an aggregate of 2,460,951 shares of Common Stock outstanding on November 15, 2006, plus any then exercisable stock options held by each such holder, plus options which will become exercisable by such holder within 60 days after November 15, 2006.
(3) Includes approximately 5,405 shares of Common Stock underlying options which are exercisable as of November 15, 2006, or within 60 days after such date, and 55,000 shares subject to a restricted stock grant.
(4) Includes five shares held for the benefit of Mr. Dobrinsky's minor children. Mr. Dobrinsky has voting and dispositive power with respect to such shares. Also includes 8,065 shares of Common Stock underlying options which are exercisable as of November 15, 2006, or within 60 days after such date, and an aggregate of 20,000 shares subject to restricted stock grants.
(5)   Represents shares of Common Stock subject to a restricted stock grant.
(6)   Represents shares of Common Stock subject to a restricted stock grant.
(7) Includes 6,828 shares of Common Stock underlying options which are exercisable as of November 15, 2006, or within 60 days after such date, and an aggregate of 20,000 shares subject to restricted stock grants.
(8) Includes 4,258 shares of Common Stock underlying options which are exercisable as of November 15, 2006, or within 60 days after such date, and an aggregate of 20,000 shares subject to restricted stock grants. Also includes 488 shares held by the Lee Living Trust, of which Mr. Lee is a co-trustee, but not a beneficiary.
(9) Includes 16,433 shares of Common Stock underlying options which are exercisable as of November 15, 2006, or within 60 days after such date, and 80,000 shares subject to a restricted stock grant.
(10) Includes 7,500 shares of Common Stock underlying options which are exercisable as of November 15, 2006, or within 60 days after such date, and an aggregate of 12,500 shares subject to restricted stock grants.
(11) Includes 10,299 shares of Common Stock underlying options which are exercisable as of November 15, 2006, or within 60 days after such date, and 55,000 shares subject to a restricted stock grant.
(12) Includes 4,514 shares of Common Stock underlying options which are exercisable as of November 15, 2006, or within 60 days after such date, and 55,000 shares subject to a restricted stock grant.
(13) Includes 63,302 shares of Common Stock underlying options which are exercisable as of November 15, 2006, or within 60 days after such date, and an aggregate of 337,500 shares subject to restricted stock grants.

Compensation Committee Interlocks and Insider Participation

      During 2005, the Compensation Committee consisted of Messrs. Docter (Chairman), Kristoff and Lee. The Compensation Committee currently consists of King Lee (Chairman), Jan Dehesh and David Lyons. None of these individuals is or was at any time an officer or employee of the Company. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent purpose) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

      No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

      The Company entered into a services agreement with David Lyons as of January 1, 2005 to provide certain consulting services for up to six months; Mr. Lyons did not receive compensation in excess of $60,000 in the aggregate during 2005 under such agreement.

                             STOCKHOLDERS' PROPOSALS

      Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Company's 2007 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must submit the proposal to the Company at its offices at 433 Hackensack Avenue, Hackensack, New Jersey 07601, not later than July 31, 2007.

      Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 are required to have provided advance notice of such proposal to the Company at the aforementioned address not later than July 24, 2007.

      The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

      Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, if a stockholder notifies the Company in a time or manner inconsistent with the Company's by-laws of an intent to present a proposal at the Company's 2007 Annual Meeting (and for any reason the proposal is voted upon at that Annual Meeting), the Company's proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

                                  OTHER MATTERS

      The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the election of directors and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

      The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

      In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

      Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

      GoAmerica, Inc. will furnish, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2005, including financial statements and schedules thereto but not including exhibits, to each of its stockholders of record on November 10, 2006, and to each beneficial stockholder on that date upon written request made to the Investor Relations Department, GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601. A reasonable fee will be charged for copies of requested exhibits.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us at 433 Hackensack Avenue, Hackensack, New Jersey 07601, or call us at (201) 996-1717. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                          By Order of the Board of Directors

                                          /s/ Daniel R. Luis
                                          ------------------------------------
                                              Daniel R. Luis
                                              Chief Executive Officer

Hackensack, New Jersey
November 28, 2006

                                 GOAMERICA, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           OF THE COMPANY FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

      The undersigned  hereby  constitutes and appoints Daniel R. Luis and Wayne
D. Smith, and each of them, his or her true and lawful agent and proxy, with full power of substitution in each, to represent and to vote on behalf of the undersigned, all of the shares of GoAmerica, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Continental Plaza, 411 Hackensack Avenue, Lower Level, Hackensack, New Jersey at 10:00 a.m., local time, on December 21, 2006, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the Board's nominees for Class C Director.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOAMERICA, INC.
433 HACKENSACK AVENUE
HACKENSACK, NJ 07601

VOTE BY INTERNET - WWW.VOTEPROXY.COM

       Follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card available when you access the web page.

VOTE BY PHONE - 1-800-PROXIES (1-800-776-9437)

       Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card available when you call.

VOTE BY MAIL

       Mark, sign, and date your proxy card and return it in the envelope provided as soon as possible.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                                 GOAMERICA, INC.

                                December 21, 2006

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

GOAMR1                                        KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOAMERICA, INC.

1.   ELECTION OF CLASS C DIRECTORS:

       For     Withhold        For All Except   To   withhold   authority
                                                to  vote,  mark  "For All
                                                Except"   and  write  the
                                                nominee's  number  on the
                                                line below.
       [_]        [_]             [_]

Nominees:  01)  Aaron Dobrinsky   02)  D. Sue Decker   03)  King Lee

                                                _________________________

2. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

       If you plan to attend the Annual Meeting,
       please check the box to the right.                     [_]

UNLESS OTHERWISE SPECIFIED IN THE SPACES OR SQUARES PROVIDED, THIS PROXY WILL BE VOTED FOR THE BOARD'S NOMINEES FOR DIRECTOR.

       Dated: ____________________________________________________________, 2006

       Signature: ______________________________________________________________

       (Signature if held jointly) _____________________________________________

       Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

       PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE